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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 27, 2000
                                                          -------------


                             PATTERSON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-22664                  75-2504748
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

   4510 LAMESA HIGHWAY, SNYDER, TEXAS                               79549
(Address of principal executive offices)                          (Zip Code)

                                 (915) 573-1104
              (Registrant's telephone number, including area code)

                                    No Change
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

                         PATTERSON ENERGY, INC. REPORTS
                     SECOND QUARTER RESULTS FROM OPERATIONS

Snyder, Texas, July 27, 2000 --- PATTERSON ENERGY, INC. (NASDAQ: PTEN) today announced a 120% increase in operating revenue and a 379% increase in its earnings before interest, income taxes and depreciation, depletion and amortization (EBITDA) for the three months ended June 30, 2000 over the same three-month period in 1999. Patterson reported net income of $3.8 million, or $0.11 per diluted share for its second quarter ended June 30, 2000 which compares to a net loss of $3.1 million, or $(0.10) per diluted share for the quarter ended June 30, 1999. EBITDA for the quarter ended June 30, 2000 was $15.8 million versus $3.3 million for the same fiscal quarter in 1999. Furthermore, Patterson's earnings and related EBITDA for the second quarter ended June 30, 2000 improved 318% and 53%, respectively, over its first fiscal quarter ended March 31, 2000. Mr. Cloyce A. Talbott, Patterson's Chairman and CEO, stated, "the commodity prices being experienced by the industry contributed directly to the apparent increased demand for the Company's contract drilling services. Our average rig utilization of 72% for the quarter evidences this increased demand as utilization has steadily improved over the past five consecutive quarters."

For the six months ended June 30, 2000, Patterson generated net income of $4.7 million, or $0.14 per diluted share on operating revenues of $125.7 million which compares to a net loss of $7.0 million, or $(0.22) per diluted share on operating revenues of $57.3 million for the six months ended June 30, 1999. EBITDA for the six months ended June 30, 2000 and 1999 was $26.1 million and $5.7 million, respectively, an increase of 358%.

Mr. Talbott commented, "with a fleet of 119 operable drilling rigs (with an average depth capacity in excess of 12,000 feet) strategically deployed across the crude oil and natural gas regions of Texas, Louisiana, New Mexico, Oklahoma and Utah, management believes that should these commodity prices continue, the Company is sufficiently equipped to accommodate further increased demand for its contract drilling services."

Patterson Energy, Inc. a Snyder, Texas based energy company, is one of the leading providers of domestic land-based drilling services to major independent oil and natural gas companies. Patterson currently owns the second largest U.S. land-based contract drilling fleet with 131 drilling rigs (119 of which, are currently operable) and focuses its operations in Texas, New Mexico, Oklahoma, Utah and Louisiana.

Statements made in this press release that state the Company's or management intentions, beliefs, expectations or predictions for the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. In addition to the factors set forth above, other important factors that could cause actual results to differ materially include, but are not limited to, the impact of recent declines in prices of oil and gas on the demand for the Company's services and the risk of any further declines in oil and gas prices that could adversely affect demand for the Company's services, and their associated effect on day rates and rig utilization, industry conditions, integration of acquisitions, demand for oil and gas, and ability to retain management and field personnel. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's report on Form 10-K for the year ended December 31, 1999. Copies of this filing may be obtained by contacting the Company or the SEC.

For further information, contact:
Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
Jonathan D. (Jody) Nelson, Vice-President-Finance and Chief Financial Officer
(915) 573-1104

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                             PATTERSON ENERGY, INC.

Income Statement Data (in thousands):
             Unaudited

                                             Three Months Ended               Six Months Ended
                                                  June 30,                        June 30,
                                            2000            1999            2000            1999
                                         ----------      ----------      ----------      ----------
Operating revenues:
  Drilling                               $   58,379      $   26,718      $  109,536      $   49,175
  Drilling fluids                             5,109           1,806           9,474           4,739
  Oil and gas                                 3,651           2,020           6,695           3,368
                                         ----------      ----------      ----------      ----------
                                             67,139          30,544         125,705          57,282
Costs and expenses:
  Operating costs                            49,326          25,423          95,508          48,309
  Depreciation, depletion
    and amortization                          8,447           7,040          16,164          14,126
  General and administrative                  2,151           1,790           4,347           3,427
                                         ----------      ----------      ----------      ----------
                                             59,924          34,253         116,019          65,862
Operating income/(loss)                       7,215          (3,709)          9,686          (8,580)

Net gain (loss) on sale of
    assets                                        7            (139)             50             (81)
Interest income                                 124             116             237             216
Interest expense                             (1,532)           (973)         (2,725)         (2,026)
Other                                            17              23              (3)             40
                                         ----------      ----------      ----------      ----------
Net income (loss) before
    income taxes                              5,831          (4,682)          7,245         (10,431)
Income tax (benefit)/
    expense                                   2,023          (1,540)          2,526          (3,426)
                                         ----------      ----------      ----------      ----------
Net income/(loss)                        $    3,808      $   (3,142)     $    4,719      $   (7,005)

Net income/(loss) per common share:
    Basic                                $     0.12      $    (0.10)     $     0.14      $    (0.22)
    Diluted                              $     0.11      $    (0.10)     $     0.14      $    (0.22)

Weighted average number of common
  shares outstanding:
    Basic                                    32,880          32,488          33,186          32,365
    Diluted                                  34,237          32,488          34,577          32,365


Balance Sheet Data (in thousands):
             Unaudited

                                         June 30, 2000    December 31, 1999
                                         -------------    -----------------
Current assets                             $   71,753        $   58,764
Property & equipment, net                     178,819           133,824
Total assets                                  293,062           236,257

Current liabilities                            48,973            31,716
Note payable, less current
  maturities                                   54,825            50,000

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PATTERSON ENERGY, INC.



Date: August 21, 2000                   By: /s/ JONATHAN D. NELSON
                                           -------------------------------------
                                              Jonathan D. (Jody) Nelson
                                              Vice President-Finance